DODGE & COX FUNDS®

May 1, 2010

Balanced Fund

Summary Prospectus

Balanced Fund

TICKER: DODBX

ESTABLISHED: 1931

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.dodgeandcox.com/prospectus. You can also get this information at no cost by calling 800-621-3979 or by sending an email request to prospectus@dodgeandcox.com.

The Fund’s Prospectus and Statement of Additional Information, dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

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DODGE & COX BALANCED FUND ■ PAGE 1

DODGE & COX BALANCED FUND

INVESTMENT OBJECTIVES

The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.03%

Total Annual Fund Operating Expenses	.53%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of common stocks, preferred stocks, and fixed income securities. In selecting equity investments, the Fund primarily invests in companies that, in

Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market and have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s equity investments are primarily in medium-to-large well established companies based on standards of the applicable market.

Fixed income investments primarily include investment-grade (top four credit ratings): U.S. government obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations (CMOs), and other fixed income securities. To a lesser extent, the Fund may also invest in below investment-grade fixed income securities, commonly referred to as high-yield or “junk” bonds, if, in the opinion of Dodge & Cox, they are of suitable quality, provide attractive investment opportunities, and have a minimum rating of B by Moody’s, Fitch, or S&P, or are equivalently rated by any NRSRO.

The proportions held in the various fixed income securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting fixed income securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

While the mix of equity and fixed income securities will vary depending on Dodge & Cox’s outlook on the markets, under normal circumstances no more than 75% (and no less than 25%) of total assets will be invested in common stocks, preferred stocks, and that portion of the value of convertible securities attributable to the conversion right.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■

Management risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, and the market may continue to undervalue the Fund’s securities.

■	Equity risk. Equity securities generally have greater price volatility than fixed income securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Non-U.S. issuer risk. Foreign securities (including ADRs) may decline in value because of political, economic, or market instability; the absence of accurate information about foreign

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companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets companies. Certain of these risks may also apply to securities of U.S. companies with significant foreign operations.

■

Interest rate risk. Fixed income security prices may decline due to rising interest rates. Fixed income securities with longer maturities tend to have higher yields and are generally subject to potentially greater volatility than obligations with shorter maturities and lower yields.

■	Credit risk. A security’s price may decline due to deterioration in the issuer’s financial condition, or the issuer may fail to repay interest and/or principal in a timely manner.
■

Call risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation if it reinvests the proceeds at lower interest rates.

■	Liquidity risk. The Fund may not be able to sell a security in a timely manner or at desired prices.
■

Mortgage and asset-backed securities risk. Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing, or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security. Securities issued by certain U.S. government sponsored enterprises (GSEs) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) are not issued or guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government will continue to provide support, and the Fund’s performance could be adversely impacted.

The Fund’s balance between stocks and fixed income securities could limit its potential for capital appreciation relative to an all-stock fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare with different broad measures of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest quarterly return was 18.94% (quarter ended June 30, 2009)

Lowest quarterly return was -16.37% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/09

Dodge & Cox Balanced Fund	1 Year	5 Years	10 Years
Return before taxes	28.37%	1.04%	6.21%
Return after taxes on distributions	27.52	(.04)	4.64
Return after taxes on distributions and sale of Fund shares	18.67	.65	4.73
S&P 500 Index (reflects no deduction for expenses or taxes)	26.45	.42	(.95)
Barclays Capital Aggregate Bond Index (reflects no deduction for expenses or taxes)	5.93	4.97	6.33
Combined Index* (60% S&P 500 & 40% BCAG) (reflects no deduction for expenses or taxes)	18.39	2.52	2.25

*	The Combined Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays Capital Aggregate Bond Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX BALANCED FUND ■ PAGE 3

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Balanced Fund. The stock portion of the Balanced Fund is managed by Dodge & Cox’s Investment Policy Committee (IPC), which is also responsible for determining the asset allocation of the Balanced Fund. The fixed income portion of the Balanced Fund is managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC). IPC consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Chairman, Director, Portfolio Manager, and member of Global Investment Policy Committee (GIPC) and International Investment Policy Committee (IIPC)	33/38
Kenneth E. Olivier	Chief Executive Officer, President, Director, and Portfolio Manager	25/31
Charles F. Pohl	Senior Vice President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of FIIPC, GIPC, and IIPC	18/26
C. Bryan Cameron	Vice President, Director of Research, Portfolio Manager, Investment Analyst, and member of IIPC	18/27
Diana S. Strandberg	Vice President, Director of International Equity, Portfolio Manager, Investment Analyst, and member of GIPC and IIPC	5/22
David C. Hoeft	Vice President, Associate Director of Research, Portfolio Manager, and Investment Analyst	8/17
Gregory R. Serrurier	Vice President, Portfolio Manager, and member of IIPC	14/26
Wendell W. Birkhofer	Vice President, Portfolio Manager, and Investment Analyst	8/23
Steven C. Voorhis	Vice President, Portfolio Manager, Investment Analyst, and member of GIPC	4/14

FIIPC consists of the following ten members:
Dana M. Emery	Executive Vice President, Director of Fixed Income, Director, and Portfolio Manager	24/27
Charles F. Pohl	Senior Vice President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC, and IIPC	17/26
Thomas S. Dugan	Vice President, Associate Director of Fixed Income, Portfolio Manager, and Investment Analyst	16/16
Peter C. Lambert	Vice President and Portfolio Manager	22/22
Robert B. Thompson	Vice President and Portfolio Manager	18/18
Kent E. Radspinner	Vice President, Portfolio Manager, and Investment Analyst	14/14
Larissa K. Roesch	Vice President, Portfolio Manager, and Investment Analyst	12/13
James H. Dignan	Vice President, Portfolio Manager, and Investment Analyst	8/11
Anthony J. Brekke	Vice President, Portfolio Manager, and Investment Analyst	2/7
Adam S. Rubinson	Vice President, Portfolio Manager, and Investment Analyst	*/8

*	Mr. Rubinson was appointed to the FIIPC effective February 15, 2010.

SUMMARY OF OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

Purchase and Sale of Fund Shares

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for IRAs) and the minimum subsequent investment is $100, except that the minimum investment requirements may be waived for certain financial intermediaries that use the Fund as part of an asset allocation program.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after Boston Financial Data Services, Inc. or an authorized agent or sub-agent receives all required documents in good order. You may sell shares by:

■	If a non-IRA account, visit the Funds’ web site at www.dodgeandcox.com and click on “Account Access.” If an IRA account, you may download an IRA Distribution Form from the Funds’ web site; or
■	Call Client Services at (800) 621-3979 during business hours; or
■	Send a letter of instruction to “Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422”
signed by all registered account holders with the Fund name, account number and a dollar amount or number of shares to be sold.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt.

Payments to Financial Intermediaries

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the broker/dealer, bank, other financial institution, or organization (a “Processing Organization”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Processing Organization to make available a Fund over other mutual funds or investments. You should ask your Processing Organization about these differing and divergent interests and how it is compensated for administering your Fund investment.

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